Exhibit 99.1
Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No: 000-54248

For Immediate Release: November 24, 2014
Jennifer Nahas
Vice President, Marketing
Griffin Capital Corporation
jnahas@griffincapital.com
Office Phone: 949-270-9332
Cell Phone: 949-433-6860

Griffin Capital Essential Asset REIT Enters into Definitive Merger Agreement with Signature Office REIT

El Segundo, Calif. (November 24, 2014) - Griffin Capital Corporation ("Griffin Capital") announced today, on behalf of Griffin Capital Essential Asset REIT, Inc. (“GCEAR”), the execution of an Agreement and Plan of Merger between GCEAR and Signature Office REIT, Inc. (“Signature”) pursuant to which Signature will merge into GCEAR. The merger was unanimously approved by each REIT’s respective Board of Directors. The proposed transaction is conditioned on formal approval by Signature shareholders, receipt of required regulatory approvals and other customary closing conditions, and is expected to be completed during the first half of 2015.
The contemplated merger will involve a stock-for-stock transaction whereby GCEAR will issue 2.04 shares of stock of GCEAR for each Signature share of stock. As part of the transaction, GCEAR will refinance Signature’s existing debt as of September 30, 2014 of approximately $159 million with proceeds from GCEAR’s existing credit facility from a consortium of financial institutions led by Key Bank National Association and Bank of America, N.A. Kevin Shields, the current Chairman and Chief Executive Officer of GCEAR, and the GCEAR executive team will continue to lead the combined company.
The vast majority of Signature’s net asset value is embedded in a real estate portfolio comprised of 15 buildings, encompassing over 2.6 million square feet, situated across eight states which were all originally acquired from late 2010 through 2012, near the bottom of the current real estate cycle. This real estate portfolio is highly complementary to GCEAR’s existing portfolio, which is primarily comprised of single-tenant office and industrial real estate assets that serve as key operating facilities for a diverse and robust roster of blue-chip, Fortune 500 companies.

Commenting on the merger, Kevin Shields, Griffin Capital’s Chairman and Chief Executive Officer stated, “As we look forward to the next phase of our lifecycle, we believe the additional scale, diversity and operating efficiencies that our combined portfolios will garner is paramount in driving additional stockholder value in the future. Earlier this year we sold all of the remaining capital stock in our follow-on offering, and once we fully invest this equity, we expect our total capitalization to exceed $3 billion upon stabilization.”
Michael Escalante, Griffin Capital's Chief Investment Officer added, "We look forward to having Signature shareholders standing shoulder-to-shoulder with GCEAR and its management team, which has invested over $26 million of its own capital in GCEAR. We are excited about this opportunity and, in our opinion, a ‘win-win’ scenario was engendered by the understanding that together we can accomplish more than we can apart.”
Signature was represented by the Eastdil Secured group of Wells Fargo Securities, LLC, and Houlihan Lokey Financial Advisors, Inc. acted as financial advisors to Signature. Robert A. Stanger & Co. provided GCEAR’s Board of Directors with a fairness opinion for the transaction.

About Griffin Capital Essential Asset REIT and Griffin Capital Corporation
Griffin Capital Essential Asset REIT, Inc. is a publicly registered non-traded REIT with a portfolio that currently includes 57 office and industrial distribution properties totaling approximately 13.0 million rentable square feet.1 The REIT’s sponsor is Griffin Capital Corporation (“Griffin Capital”), a privately-owned real estate company headquartered in Los Angeles. Led by senior executives each with more than two decades of real estate experience collectively encompassing over $16 billion of transaction value and more than 650 transactions, Griffin Capital and its affiliates have acquired or constructed approximately 32 million square feet of space since 1995. Griffin Capital and its affiliates currently own and manage a portfolio consisting of approximately 28 million square feet of space, located in 33 states and 1.0 million square feet located in the United Kingdom, representing approximately $5.4 billion in asset value. Additional information about Griffin Capital is available at www.griffincapital.com.

Cautionary Statement Concerning Forward-Looking Statements:
Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of GCEAR and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger or failure to satisfy other conditions to completion of the Merger; (3) the inability to complete the Merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed Merger; (5) the effect of the announcement of the Merger on the Registrant's or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor the Registrant guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in the Registrant’s and Signature’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that the Registrant and Signature will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-

looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, the Registrant does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. GCEAR and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GCEAR AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCEAR, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing GCEAR's website (http://www.griffincapital.com/griffin-capital-essential-asset-reit) or by accessing Signature's website (http://www.signaturereit.com). Investors may also read and copy any reports, statements and other information filed by GCEAR or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Proxy Solicitation:
Information regarding GCEAR's directors and executive officers is available in its proxy statement filed with the SEC by GCEAR on April 18, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the Merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the Merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the Merger, the details of those benefits will be described in the Joint Proxy Statement/Prospectus relating to the Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the Merger by reading the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available.

(1)	Includes the property information related to the acquisition of an 80% ownership interest in the Digital Realty joint venture.